Janus Investment Fund

Perkins Small Cap Value Fund

Supplement dated November 1, 2010
to Currently Effective Prospectuses

Effective at market close on November 30, 2010, Perkins Small Cap Value Fund (the “Fund”) will no longer accept investments from new investors through a wrap program or from new retirement plans. Current investors may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted. Please contact your financial intermediary (or Janus if you hold shares directly with Janus Capital) for further details.

Accordingly, the following replaces in its entirety the corresponding information under “Closed Fund Policies — Perkins Small Cap Value Fund” in the “Shareholder’s Guide” (or “Shareholder’s Manual” if you hold shares directly with Janus Capital) section of the Prospectus:

CLOSED FUND POLICIES — PERKINS SMALL CAP VALUE FUND
The Fund has limited sales of its shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund’s ability to achieve its investment objective. Sales to new investors have generally been discontinued, however, investors who meet certain criteria described below, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.

Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. (“JCGI”) and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund; (vi) Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds may invest in the Fund; (vii) sponsors of certain wrap programs, including RIAs for fee-based business, with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders; and (viii) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In addition, new accounts may be permitted in the Fund where a retirement plan was negotiating with Janus Capital (and/or certain recognized intermediary distributors) to add the closed Fund at the time Fund closure was announced. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

Please retain this Supplement with your records.